UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 10, 2003
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                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                1-14771                         04-2962824
           ------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                      950 Winter Street, Waltham, MA 02154
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-890-0177
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Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                          Exhibit Title
           -------                          -------------

           Exhibit 99                       Press Release dated March 10, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICROFINANCIAL INCORPORATED
                                        Registrant



                                        By:   /s/ James Jackson
                                            ------------------------------------
                                            James Jackson
                                            Vice President and Chief Financial
                                              Officer

Dated: March 10, 2003